Statement of Additional Information Supplement	February 17, 2016

Putnam VT Capital Opportunities Fund
Statement of Additional Information dated April 30, 2015

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio manager is now Pam Gao.

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of January 31, 2016. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio manager	Other SEC-registered open-		Other accounts that pool		Other accounts (including
	end and closed-end funds		assets from more than one		separate accounts, managed
			client		account programs and
single-sponsor defined
contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

Pam Gao	9*	$708,600,000	13	$99,200,000	4	$121,200,000

* 1 account, with total assets of $134,600,000, pays an advisory fee based on account performance.

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager as of January 31, 2016, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $0.

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